EXHIBIT 99.1

                       IMPLANT SCIENCES CORPORATION (IMX)


Picture  of                                                     Picture  of
Heart,  stent      Interventional                               Silicon
and                Cardiology                                   Wafer
catheter
                                                              Semiconductor


Picture of 3                           Picture of
Radioactive                            Human
Prostate           Radioactive         Body                  Explosives
seeds on           Prostate Seeds      showing               Detection  Systems
fingertip                              organs  and
                                       arteries


Picture of
Artificial         Total  Joint
knee and           Implants
hip joints

                       IMPLANT SCIENCES CORPORATION (IMX)



                                   Leaders in
                        Ion Implantation & Ion Detection
                                   Applied to
                        Medical and Security Applications

                       IMPLANT SCIENCES CORPORATION (IMX)


     EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS PRESENTATION MAY INCLUDE FORWARD-LOOKING STATEMENTS, USUALLY CONTAINING THE WORDS "BELIEVE", "ESTIMATE", "PROJECT", "EXPECT" OR SIMILAR EXPRESSIONS. THESE STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. FACTORS THAT WOULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS AND SERVICES IN THE MARKETPLACE, THE ABILITY OF THE COMPANY TO DEVELOP EFFECTIVE NEW PRODUCTS AND RECEIVE GOVERNMENTAL APPROVALS OF SUCH PRODUCTS, COMPETITIVE FACTORS, DEPENDENCE UPON THIRD-PARTY VENDORS, AND OTHER RISKS DETAILED IN THE COMPANY'S PERIODIC REPORT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. BY MAKING THESE FORWARD-LOOKING STATEMENTS, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE STATEMENTS FOR REVISIONS OR CHANGES AFTER THE DATE OF THIS RELEASE.

                       IMPLANT SCIENCES CORPORATION (IMX)


Explosives  Detection  Systems
                                                                    Picture of
                                                Interventional      heart, stent
                                                Cardiology          and
                                                                    catheter

Picture of
Silicon
Wafer                       Picture of
                            Human
                            Body
Semiconductor               showing
                            organs  and
                            arteries

                                                                    Picture of 3
                                                 Radioactive        radioactive
                                                 Prostate  Seeds    prostate
                                                                    seeds on
Picture of                                                          fingertip
artificial
hip and
knee joints

Total Joint
Implants

                       IMPLANT SCIENCES CORPORATION (IMX)



-     Company  Founded  in  1984
      o     $4.4M  in  Sales  Fiscal  Year  2001
      o     Profitable  prior  to  new  product  expansion

-     Core  Technology
      o     Ion  Implantation
      o     Ion  Detection  Systems
      o     Vacuum  Coatings

-     Core  Products
      o     I-Plant(TM)  Iodine-125  Radioactive  Prostate  Seed
      o     Knee  &  Hip  Total  Joint  Replacements  Processing
      o     Semiconductor  Ion  Implantation  Services

                            CURRENT BUSINESS STRATEGY


Leverage  Core  Technologies  into  Novel  Biotechnology & Ion Detection Devices

-     Prostate  Cancer  -  Radioactive  Seed  Implants  (accomplished)
-     Cardiovascular  Restenosis  Therapy  (development)
      o     New  "Soft  Gamma"  Brachytherapy  Catheter  for  Restenosis
      o     Micro-Porous  Drug-Eluting  Stent
      o     AAA  Stent  grafts  &  A-V  Shunt  for  Hemodialysis
-     Radioactive  Oncology  Products  (development)
      o     Ocular  Melanoma
      o     Spinal  Tumors
      o     Radiation  Therapy  Implants
-     Explosives  &  Security  Detection  Systems  (development)

                              INTELLECTUAL PROPERTY


                              PATENTS/TRADE SECRETS

                  THE COMPANY CURRENTLY HAS PATENTS GRANTED AND
                  PATENTS PENDING IN ALL ITS MAJOR TECHNOLOGIES


            -     19  Issued  United  States  Patents
            -     8  Pending  United  States  Patent  Applications
            -     2  Pending  International  Patent  Applications
            - Trade Secrets in the Equipment to Produce Radioactive Seeds and Stents

                             MANUFACTURING FACILITY


13  Ion  Implanters

40,000  Square  Foot  Facility

77  Employees

Proprietary Equipment Fabricated In-House         Picture of lab
                                                  technician cleaning
                                                  artificial knee joints


Picture  of
Ion                  Ion Implanter for
Implanter            Radioactive
Equipment            Devices

                                                  ISO 9001
                                                  FDA, quality System Regulation
                                                  I-Plant CE Mark


               Automated Hip        Picture of
               Implant Machine      hip joint
                                    implanter
                                    carousel

                                     OUTLOOK


Continued  Growth  in  Prostate  Seed  Sales
     On  track  to  triple  sales  in  FY2002
     -     Increasing  market  share
     -     Increasing  number  of  procedures
     -     International  markets  under-served
Steady  Growth  in  Orthopedic  Implant  Services
Steady  Growth  in  Semiconductor  Services
     -     Additional  new  capacity
Upside  Potentials  Under  Development
     -     Cardiovascular  Restenosis  Therapy
           o     Drug-Eluting  Micro-porous  Polymer  Covered  Stents
           o     Vascular  brachytherapy
     -     Radiation  Therapy  Implants
     -     Explosives  &  Security  Detection  Systems

                           IMPLANT SCIENCES MILESTONES


-     May 99  -  Received  FDA  510(k)  Clearance  to  Market  I-PlantTM  Seed
-     June 99 -  Completed  Initial  $8.5  Million  Public  Offering
-     Feb 00  -  Signed  U.S.  Distribution  Agreement  with  MED-TEC  and  $3M
                 Investment
-     Nov 00  -  Commercial  Introduction  of  I-PlantTM  Seeds
-     July 01 -  ISO  9001  &  CE  Mark  Registration
-     Aug 01  -  CardioTech  Collaboration  on  Drug-Eluting  Stent
-     Oct 01  -  Completed First 12 Months of I-Plant Sales (Growth rate: 40-50%
                 per  quarter)
-     Dec 01  -  Announced  Development  of  Explosive  Detection  Device
-     Jan 02  -  Completed  1.5M  Private  Placement

                          MEDICAL DEVICE MARKET DRIVERS


Targeting  Important  Chronic  Diseases  in  Individuals
          Demographics  over  the  age  of  50
          "Graying  of  the  World"
     -    1/3  of  the  U.S.  population
     -    Growing  market  segment  in  all  developed  countries


                                                           Picture of
Addressing  Medical  Needs                                 Human
     -     Cardiovascular  disease                         Body
     -     Prostate  cancer                                showing
     -     Total  Joint  Replacements                      organs and
                                                           arteries

                             I-PLANT(TM) PROSTATE SEED

                  I-Plant  Radioactive  Seed
Picture  of          -   Proven  Prostate  Cancer  Therapy
prostate  seed       -   Food  &  Drug  Administration  (FDA)  Approvals
shipping             -   $3,000  Average  Implant  Cost  (100  seeds)
container and        -   Reimbursed Procedure "Prospective Payment System" (PPS)
prostate  seeds


Competitive  Advantage
     -     MED-TEC  Distribution
     -     Near  Perfect  Dosimetry
     -     Double  Encapsulation  for  Patient  Safety
     -     Superior  X-ray  visibility
     -     Liberal  Return  Policy
     -     Reliable  &  Safe,  Automated  "Dry"  Fabrication  Process

                             I-PLANT SEED COMPONENTS


SOLID  STATE  "DRY"
FABRICATION



Ion  Implant Xenon-124                                      Titanium Can
                                           Picture  of
                                           Exploded
                                           view  of
                                           prostate         Ceramic  Core
                                           seed
                                           components

                                                            Silver  Marker

                           RADIOACTIVE PROSTATE SEEDS


SECOND  MOST  COMMON  FORM  OF  CANCER  IN  MEN
  TREATMENT  OPTIONS  EXPANDING
     -     Radioactive  Prostate  Seeds  (Prostate  Brachytherapy)
     -     Radical  Prostatectomy  (surgical  removal  of  the  prostate)
     -     External Beam Radiation Therapy (EBRT)


RADIOACTIVE  PROSTATE  SEEDS  -  TREATMENT  OF  CHOICE
"IMPROVED  QUALITY  OF  LIFE  WITH  REDUCED  SIDE  EFFECTS"
     -     Cure  Rate  as  Effective  as  Surgery  -  12  Year  Study  Results
     -     Minimally  Invasive  One  Hour  Out-Patient  Procedure
     -     Speedy  Recovery  &  Alternative  to  Invasive  Procedure
     -     Very  Low  Risk  of  Impotence
     -     Insurance  Reimbursed  Procedure

                           RADIOACTIVE PROSTATE SEEDS


PROSTATE  CANCER
     -     198,100  New  Cases  in  2001  (United  States  only)
     -     100,000  (58%)  Confined  Within  the  Prostate  (stage  1  &  2)
     -     Growing  International  Market  with  543,000  new  cases  in  2000

RADIOACTIVE  PROSTATE  SEED  PROCEDURES
   Driven  by  "Quality  of  Life"  Issues
     -     8,000  Procedures  in  1996
     -     18,000  Procedures  in  1997
     -     30,000  Procedures  in  1998
     -     39,500  Procedures  in  1999
     -     50,000  Procedures  in  2000

APPROXIMATELY  100  SEEDS  PER  PROCEDURE
     -     $3,000  Average  Implant  Cost  -  Insurance  Reimbursed
     -     Market  Opportunity  $198M  in  2002

                          SHIFT IN PREFERRED TREATMENT


          Bar chart showing actual number of prostectomies versus seed implantation procedures for 1997, 1998, 1999 and 2000 and projected number of prostectomies versus seed implantation procedures for 2001, 2002, and 2003 for the U.S. Market Source of Data is Medical Data International



                 Table Supporting Number of Procedures Bar Chart

                1997    1998    1999    2000    2001   2002   2003
Prostectomies  45,000  43,700  39,500  35,000   32500  27800  22500
Seeds           20000   29500  39,500  50,000   67000  78800  86400

                              PROSTATE SEED REVENUE
                                   (IN 000'S)


          Bar chart showing actual quarterly prostate seed revenues for the quarters ended September 30, 2000, December 31, 2000, March 31, 2001, June 30, 2001, and September 30, 2001 and estimated quarterly prostate seed revenues for the quarter ended December 31, 2001


        Table Supporting Quarterly Prostate Seed Revenues (in thousands)

                FY01-Q1  FY01-Q2  FY01-Q3  FY01-Q4  FY02-Q1  FY02-Q2(est)
Prostate Seeds       12      121      217      369      524           665

                               CORONARY RESTENOSIS


    CORONARY RESTENOSIS AFTER BALLOON ANGIOPLASTY AND STENTING IS A MAJOR UNMET
                        CLINICAL NEED IN A GROWING MARKET

    For the approximately 1,300,000 Balloon Angioplasty Procedures 30% to 40%

                   Stents Only Reduce Restenosis By 20% to 30%

                This is a Complex Problem With Multiple Solutions

                             CORONARY BRACHYTHERAPY

RADIATION HAS SHOWN DRAMATIC REDUCTION IN RESTENOSIS AND THE DEVELOPMENT OF SCAR
                                     TISSUE

                       PIONEERED RADIOACTIVE ION IMPLANTER




Side view             Crosscut             Crosscut              Picture  of
drawing of            view                 view drawing          coronary
stent inside          drawing of           of stent              stent
artery                stent inside         inside artery
                      artery with          without scar
                      scar  tissue         tissue

                             CORONARY BRACHYTHERAPY


                 TEMPORARY CATHETER BASED CORONARY & PERIPHERAL
                              BRACHYTHERAPY SYSTEM


New,  Safer  "Soft  Gamma"  Radioactive  Sources
     -     Site-specific  radiation  treatment
     -     Suitable  for  use  in  all  catherization  labs        Picture of
     -     Reduces  the  need  for  additional  procedures         Heart, stent
     -     $950K  N.I.H.  Phase  I  &  II  R&D  Grants             and
     -     3  Patents  Issued  &  3  Pending  on  Technology       catheter
     -     Animal  Studies  Leading  to  Clinical  Trials

                          I-PLANT(TM) DRUG-ELUTING STENT


NEW  PRODUCT  DEVELOPMENT

     - Fully encapsulated stent with a drug-eluting micro-porous polymenr matrix
     - ChronoflexTM polyurethane is a stable hemo-compatible ether-free polyurethane already in production on medical devices
     - Proprietary sustained release process that is programmable and adjustable drug-eluting profile into tissue

                             SALES AND DISTRIBUTION


                       Internal Sales and Marketing Group
                 Strategic Relationship with Key Market Leaders


Radioactive  Prostate  Seeds
     Domestic  sales  partner,  MED-TEC,  Incorporated
     International Marketing partners with established radioisotope distribution

Cardiology  Devices
     Intravascular  Devices,  Animal  Studies  Leading  to  Clinical  Trials
       -     Joint  research  &  development  programs
       -     SBIR  Phase  I  &  II  Grants

Joint  Implants  OEM  Agreements
     Stryker  Corporation  (Howmedica/Osteonics  Division)

                                   COMPETITION

Nycomed-Amersham                         $1.1  bil.  Sales          NYSE:NYE
     -     Iodine-125  seeds,  Radioactive  wet  chemistry
     -     $80M  sales  ~  60%  market  share

Theragenics  Corporation                 $287M  Mkt.  Cap.          NYSE:TGX
     -     Pd-103  seeds,  Radioactive  wet  chemistry
     -     $45.6  M  sales  ~  35%  market  share

North  American  Scientific              $129M  Mkt.  Cap.          NASDAQ:NASI
     -     Iodine-125  seeds,  Radioactive  wet  chemistry
     -     $19.3M  sales  ~  5%  share,  January  1998  product  release

Novoste  Corporation                     $168M  Mkt.  Cap.          NASDAQ:NOVT
     -     Intravascular  Radiation
     -     $68.4M  sales

Radiance  Medical  Systems               $26M  Mkt.  Cap.           NASDAQ:RADX
     -     Intravascular  Radiation
     -     $7.4M  sales
                                                     (As  of  1/12/02)

                      IMPLANT SCIENCES EXPLOSIVES DETECTOR


Trace  Detection  Relies  upon:
     -     Ion  Mobility  Spectrometry  (IMS)

Implant  Sciences  Technology  Advantage:
     -     Laser  Resonant  Enhanced  Multi  Photon  Ionization  (REMPI)
     -     Sensitivity  in  parts  per  trillion
     -     Proximity  detection
     -     Portability

Benefits:
     -     Airborne  detection  in  parts  per  trillion
     -     100  times  more  sensitive  than  explosives  detecting  dogs
     -     Capable  of  analyzing  multiple  compounds

                      IMPLANT SCIENCES EXPLOSIVES DETECTOR


Applications:
     -    Aviation
          o     Carry-on  Baggage
          o     Passengers  &  Airport  Personnel
          o     Cargo
          o     Airplane  Screening

     -    Other
          o     Government  Buildings
          o     Sporting  Events
          o     Building  Searches
          o     Defense  Department

                          IMPLANT SCIENCES CORPORATION

FINANCIAL  OVERVIEW

                                                                   Picture of
                                                Intravascular      Heart, stent
                                                Radiation          and
                                                                   catheter
Picture  of
artificial
hip  and
knee  joints              Picture  of
                          Human
                          Body
                          Showing
                          organs and
Total  Joint              arteries
 Implants                                                          Picture of 3
                                                                   radioactive
                                                Radioactive        prostate
                                                Prostate  Seeds    seeds
                                                                   on fingertip

                               REVENUES BY PRODUCT
                                   (IN 000'S)


          Bar chart of actual revenues by product for the quarters ending September 30, 2000, December 31, 2000, March 31, 2001, June 30, 2001,
          and  September  30,  2001.


            Table supporting revenue by product bar chart (in 000's)

                       FY01-Q1  FY01-Q2  FY01-Q3  FY01-Q4  FY02-Q1
Semiconductor              115      152      239      267      236
Orthopedic & Coatings      436      504      624      444      490
Prostate Seeds              12      121      217      369      524

                          FISCAL 2001 OPERATING RESULTS

                                        YEAR ENDED JUNE 30,
                                        2001          2000
                                    ------------  ------------
Revenue                             $ 4,368,000   $ 3,973,000

Net loss                             (3,580,000)   (2,488,000)

Net loss per share - basic
   and diluted                            (0.62)        (0.46)

Average shares outstanding - basic
  and diluted                         5,817,212     5,368,557

                          FISCAL 2002 OPERATING RESULTS


                                          THREE MONTHS ENDED
                                             SEPTEMBER 30,
                                         2001           2000
                                    ---------------  -----------
Revenue                             $    1,353,000   $  854,000

Net loss                                  (509,000)    (878,000)

Net loss per share - basic
   and diluted                               (0.09)       (0.15)

Average shares outstanding - basic
  and diluted                            5,968,951    5,773,575

                           SELECTED BALANCE SHEET DATA


                                               SEPTEMBER 30,    JUNE 30,
                                                    2001          2001
                                               --------------  ----------
Cash and cash equivalents                      $      830,000  $1,232,000
Current assets                                      1,944,000   2,385,000
Working capital                                       635,000   1,095,000
Total assets                                        5,647,000   6,082,000
Current portion of long-term debt (including
   capital lease obligations)                         186,000     182,000
Long-term debt                                        212,000     241,000
Stockholders' equity                                4,098,000   4,522,000

                               COMPANY MANAGEMENT

MANAGEMENT                        POSITION                   YEARS  IN  INDUSTRY
----------                        --------                   -------------------
Anthony J. Armini, Ph.D.   President, CEO & Founder                    33
Stephen N. Bunker, Ph.D.   V.P., Chief Scientist & Co-founder          31
Alan  D.  Lucas            V.P., Sales & Marketing                     22
David  Volpe               V.P.,  Chief Financial Officer              16
John  Munro                V.P.,  Brachytherapy Products               20


CURRENT  EMPLOYEES  77
----------------------
   10  engineers/scientists  (Six  with  Ph.D.'s)
   15  skilled  technicians
   33  manufacturing
    5  sales  and  marketing
    5  finance  and  administration
    2  quality  assurance  /  regulatory

                             INVESTMENT OPPORTUNITY


    -     Revolutionary  Technology  for:
          o     Medical  Applications
          o     Security  Detection  Applications
    -     High  Barrier  to  Entry
    -     Significant  Service  Based  Business
    -     Strong  Growth  in  Orders
    -     Strong  Customer  Base
    -     Proven  Management  Team

                       IMPLANT SCIENCES CORPORATION (IMX)



Picture of                                                       Picture  of
Heart, stent          Interventional                             Silicon
and                   Cardiology                                 Wafer
catheter
                                                              Semiconductor

Picture of 3                                Picture  of
radioactive                                 Human
prostate              Radioactive           Body
seeds on              Prostate  Seeds       showing               Explosives
fingertip                                   organs  and       Detection Systems
                                            arteries


Picture of
artificial            Total  Joint
knee and              Implants
hip joints